Exhibit 10.62
January 31, 2006
General Electric Capital Corporation
500 West Monroe
Chicago, Illinois 60661
          Re: GE Capital Fee Letter
Gentlemen:
          Reference is hereby made to that certain Fourth Amended and Restated Credit Agreement, dated as of April 23, 2002 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”) by and among General Electric Capital Corporation (individually, “GE Capital”) as Agent and a Lender, Wilsons Leather Holdings Inc., as Borrower (“Borrower”) and the other Credit Parties and Lenders signatory thereto from time to time. All defined terms herein shall have the respective meanings given to them in the Credit Agreement.
          In addition to any fees or other amounts payable by Borrower to GE Capital under the terms of the Credit Agreement, Borrower agrees to pay to GE Capital the following fees:
          (1) If Term Loan B is prepaid or repaid for any reason on or after the date hereof, Borrower shall, at the time of such payment or prepayment, pay to GE Capital as liquidated damages and compensation for the costs of being prepared to make Term Loan B available (i) in the case of a prepayment on or after the date hereof but on or prior to July 31, 2007, an amount equal to one half percent (0.50%) multiplied by the principal amount of Term Loan B then being prepaid or repaid, and (ii) in the case of a prepayment after July 31, 2007, an amount equal to zero dollars ($0) (the “Term Loan B Prepayment Fee”); provided that notwithstanding the foregoing GE Capital hereby waives payment of the Term Loan B Prepayment Fee in respect of the prepayment by Borrower pursuant to, and in accordance with, Section 1.3(c) of the Credit Agreement, on or prior to February 28, 2006 of Term Loan B in the aggregate principal amount not to exceed $10,000,000. The parties hereto agree that this Section (1) replaces and supercedes Section (2) of that certain Letter Agreement dated as of April 27, 2004 between GE Capital and the Borrower, as replaced and superseded by Section (1) of that certain Letter Agreement dated as of March 2, 2005 between GE Capital and the Borrower.
          (2) Effective as of February 1, 2006, Section (4) of that certain Letter Agreement dated as of April 23, 2002 between GE Capital and the Borrower, as replaced and superseded by Section (2) of that certain Letter Agreement dated as of March 2, 2005 between GE Capital and the Borrower, is hereby amended and restated in its entirety to read “Intentionally Deleted.”

General Electric Capital Corporation
January 31, 2006

          The fees set forth above shall be deemed fully earned on the date of required payment thereof and shall be non-refundable when paid.
[Signature Page Follows]

Very truly yours,

WILSONS LEATHER HOLDINGS INC.

	By:	/s/ Stacy Kruse

	Title:	Chief Financial Officer and Treasurer

ACCEPTED AND AGREED:

GENERAL ELECTRIC CAPITAL CORPORATION

By:

Its Duly Authorized Signatory
[Signature Page To GE Capital Fee Letter]

Very truly yours,

WILSONS LEATHER HOLDINGS INC.

By:

Title:

ACCEPTED AND AGREED:

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Kristina M. Miller

Its Duly Authorized Signatory
[Signature Page To GE Capital Fee Letter]